UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2017

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip Code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02	Results of Operations and Financial Condition.

The Mohegan Tribal Gaming Authority (the “Authority”) today issued a press release announcing the operating results for its first fiscal quarter ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1. The press release and related information also may be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this Current Report:

99.1     Press Release of the Mohegan Tribal Gaming Authority, dated February 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: February 1, 2017	By:	/s/ Kevin P. Brown
Kevin P. Brown
Chairman, Management Board

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Mohegan Tribal Gaming Authority, dated February 1, 2017.